Exhibit 10.41

Preparer                        Nathan H. Sevilla, Esq., Mayer, Brown, Rowe & Maw LLP, 1675 Broadway, New York, NY 10019, (212) 506-2196

Information

SPACE ABOVE THIS LINE

FOR RECORDER

RELEASE OF REAL ESTATE MORTGAGE

The undersigned, the present owner of the mortgage hereinafter described, does hereby acknowledge that a certain mortgage bearing date of the 13th day of May, 2005, made and executed by DIAMOND JO WORTH, LLC to WELLS FARGO FOOTHILL, INC., AS AGENT and recorded in the records of the office of the Recorder of the County of Worth, State of Iowa, as document number 20051170 on the 16th Day of May, 2005 and encumbering the land set forth on Exhibit A attached hereto is redeemed, paid off, satisfied and discharged in full.

Words and phrases herein, including acknowledgment hereof, shall be construed as in the singular or plural number, and as masculine, feminine or neuter gender, according to the context.

Dated this 19th day of July, 2005.

WELLS FARGO FOOTHILL, INC.,
a California corporation, as Agent and as a Lender

By:	/s/ Larissa Megerdichian
Name:	Larissa Megerdichian
Title:	Vice President

EXHIBIT A

Legal Description of Real Property

Lots 1, 2, 3, 4, 5 and 6 in Block 1 and lot 5 in Block 2, Top of Iowa Addition, Worth County, Iowa, according to the recorded plat thereof.